UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 13, 2009

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 475002

(Address of Principal Executive Offices)

(+86) 378-292-5211
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2009, China Valves Technology, Inc., a Nevada corporation, issued a press release announcing its financial results for its third quarter ended September 30, 2009. The Company will conduct a conference call to discuss these results on November 13, 2009. A copy of the press release is hereby furnished as Exhibits 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press release dated November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: November 13, 2009

/s/ Siping Fang
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated November 13, 2009.